EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Hill-Rom Holdings, Inc. (the “Company”) for the year ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Groetelaars, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John P. Groetelaars
John P. Groetelaars
President and Chief Executive Officer
November 15, 2019

A signed original of this written statement required by Section 906 has been provided to Hill-Rom Holdings, Inc. and will be retained by Hill-Rom Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.